Exhibit 10.35

ADVANCED DISPOSAL SERVICES, INC. 2016 OMNIBUS EQUITY PLAN

FORM OF RESTRICTED SHARE AWARD AGREEMENT

THIS RESTRICTED SHARE AGREEMENT (the “Agreement”) is made effective as of                (the “Date of Grant”) between Advanced Disposal Services, Inc., a Delaware corporation (the “Company”), and                   (the “Participant”).

This Agreement sets forth the general terms and conditions of Restricted Shares.  By accepting the Restricted Shares, the Participant agrees to the terms and conditions set forth in this Agreement and the Advanced Disposal Services, Inc. 2016 Omnibus Equity Plan (the “Plan”).

Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

1.                                      Grant of the Restricted Shares.  Subject to the provisions of this Agreement and the Plan, the Company hereby grants to the Participant, an aggregate of                  Restricted Shares, subject to adjustment as set forth in the Plan.

2.                                      Vesting Schedule.  Subject to earlier termination in accordance with the Plan or this Agreement, the Restricted Shares shall vest as follows, unless previously vested or cancelled in accordance with the provisions of the Plan or this Agreement (each applicable date a “Scheduled Vesting Date”):(1)

Scheduled Vesting Date	Percent of Restricted Shares Vesting on Such Date
Date of Grant:	20%
First Anniversary of Date of Grant:	20%
Second Anniversary of Date of Grant:	20%
Third Anniversary of Date of Grant:	20%
Fourth Anniversary of Date of Grant:	20%

3.                                      Termination of Service Generally.  In the event that the Participant’s employment or other service with the Company or its Affiliates terminates for any reason (including, without limitation, due to retirement) other death or Disability, the Restricted Shares

(1)                                 The vesting schedule presented in this Form of Award Agreement is indicative and may vary from award to award.

shall cease to vest and any unvested Restricted Shares shall immediately be cancelled without consideration and the Participant shall have no further right or interest therein.(2)

4.                                      Death; Disability.   If the Participant’s employment or other service with the Company or its Affiliates terminates as a result of the Participant’s death or Disability, a portion of the Restricted Shares shall vest such that, when combined with previously vested Restricted Shares, an aggregate of 100% of the Restricted Shares granted pursuant to this Agreement shall have vested.(3)

5.                                      Change of Control.  In the event of a Change of Control, prior to any Scheduled Vesting Date, to the extent the successor company (or a subsidiary or parent thereof) does not assume or provide a substitute for the Restricted Shares on substantially the same terms and conditions, all vested and unvested Restricted Shares shall become fully vested in accordance with Section 2.  To the extent the successor company (or a subsidiary or parent thereof) assumes or provides a substitute for the Restricted Shares on substantially the same terms and conditions, the existing vesting schedule will continue to apply; provided, however, that, if upon or within 24 months following the date of a Change of Control, the Participant’s employment or other service with the Company or its Affiliates is terminated without Cause or the Participant resigns for Good Reason, all of the Restricted Shares shall become fully vested in accordance with Section 2.(4)  For purposes of this Section 5, the term “Cause” shall mean (a) with regard to any Participant who is party to an employment agreement with the Company or any of its affiliates which contains a definition of “Cause,” the definition set forth in such agreement, and (b) with regard to any other Participant: (i) any act or omission that constitutes a material breach by the Participant of any obligations under an employment or service agreement with the Company or one of its Affiliates or an Award Document; (ii) the continued failure or refusal of the Participant to substantially perform the duties reasonably required of the Participant as an employee of or other service provider to the Company or one of its Affiliates; (iii) any willful and material violation by the Participant of any law or regulation applicable to the business of the Company or one of its Affiliates, or the Participant’s conviction of a felony, or any willful perpetration by the Participant of a common law fraud; or (iv) any other willful misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Affiliates.  For purposes of this Section 5, the term “Good Reason” shall mean (x) with regard to any Participant who is party to an employment agreement with the Company or any of its affiliates which contains a definition of “Good Reason,” the definition set forth in such agreement, and (y) with regard to any other Participant: (i) the material diminution of the Participant’s title and/or responsibilities or (ii) the

(2)                                 The treatment of awards upon termination of service presented in this Form of Award Agreement is indicative and may vary from award to award.

(3)                                 The treatment of awards upon termination of service due to death or Disability presented in this Form of Award Agreement is indicative and may vary from award to award.  Awards may provide for additional vesting upon termination of employment for reasons other than death or Disability.

(4)                                 The treatment of awards upon a Change in Control presented in this Form of Award Agreement is indicative and may vary from award to award.

Participant being required to relocate more than twenty-five (25) miles from the Participant’s then-existing office.(5)

6.                                      Nontransferability of Restricted Shares.  Unless otherwise determined by the Committee pursuant to the terms of the Plan, the Restricted Shares may not be transferred, pledged, alienated, assigned or otherwise attorned other than by last will and testament or by the laws of descent and distribution or pursuant to a domestic relations order, as the case may be.

7.                                      Rights as a Shareholder.  The Participant shall have, with respect to the Restricted Shares, all the rights of a shareholder of the Company, including, if applicable, the right to vote the Restricted Shares and to receive any dividends or other distributions, subject to the restrictions set forth in the Plan and this Agreement.

8.                                      Dividends.  Any cash, Common Shares or other securities of the Company or other consideration received by the Participant as a result of a distribution to holders of Restricted Shares or as a dividend on the Restricted Shares shall be subject to the same restrictions as the Restricted Shares, and all references to Restricted Shares hereunder shall be deemed to include such cash, Common Shares or other securities or consideration.(6)

9.                                      Legend on Certificates.  The Committee may cause a legend or legends to be put on certificates representing the Common Shares underlying the Restricted Shares to make appropriate reference to such restrictions as the Committee may deem advisable under the Plan or as may be required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange that lists the Common Shares, and any applicable federal or state laws.

10.                               Physical Custody.  The Restricted Shares may be issued in certificate form or electronically in “book entry”.  The Secretary of the Company or such other representative as the Committee may appoint shall retain physical custody of each certificate representing Restricted Shares until all of the restrictions imposed under this Agreement with respect to the shares evidenced by such certificate expire or are removed.  In no event shall the Participant retain physical custody of any certificates representing unvested Restricted Shares assigned to Participant.

11.                               Conditions to Delivery of Common Share Certificates.  The Company shall not be required to deliver any certificate or certificates for shares of Common Shares pursuant to this Agreement prior to fulfillment of all of the following conditions:  (a) the obtaining of any approval or other clearance from any state or federal governmental agency which the Committee determines to be necessary or advisable; and (b) the lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

(5)                                 The definitions of “Cause” and “Good Reason” presented in this Form of Award Agreement are indicative and may vary from award to award.

(6)                                 The treatment of dividends presented in this Form of Award Agreement is indicative and may vary from award to award.

12.                               No Entitlements.

(a)                                 No Right to Continued Employment or Other Service Relationship.  This Agreement does not constitute an employment or service agreement and nothing in the Plan or this Agreement shall modify the terms of the Participant’s employment or other service, including, without limitation, the Participant’s status as an “at will” employee of the Company or its Affiliates, if applicable.  None of the Plan, the Agreement, the grant of Restricted Shares, nor any action taken or omitted to be taken shall be construed (i) to create or confer on the Participant any right to be retained in the employ of or other service to the Company or its Affiliates, (ii) to interfere with or limit in any way the right of the Company or its Affiliates to terminate the Participant’s employment or other service at any time and for any reason or (iii) to give the Participant any right to be reemployed or retained by the Company or its Affiliates following a termination of employment or other service for any reason.

(b)                                 No Right to Future Awards.  This award of Restricted Shares and all other equity-based awards under the Plan are discretionary.  This award does not confer on the Participant any right or entitlement to receive another award of Restricted Shares or any other equity-based award at any time in the future or in respect of any future period.

13.                               Taxes and Withholding.  No later than the date as of which an amount with respect to the Restricted Shares first become includable in the gross income of the Participant for applicable income tax purposes, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount.  Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled in Common Shares, including Common Shares that are part of the award that gives rise to the withholding requirement.  The obligations of the Company to deliver the certificates for shares of Common Shares under this Agreement shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including, without limitation, by withholding shares of Common Shares to be delivered upon vesting.

14.                               Section 83(b) Election.  If, within 30 days of the Date of Grant, the Participant makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor section thereto, to be taxed with respect to all or any portion of the Restricted Shares as of the date of transfer of the Restricted Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

15.                               Securities Laws.  The Company shall not be required to issue Common Shares unless and until (i) the shares have been duly listed upon each stock exchange on which the Common Shares are then registered; (ii) a registration statement under the Securities Act of 1933, as amended, with respect to such Common Shares is then effective; and (iii) the issuance of the Common Shares would comply with such legal or regulatory provisions of such countries or jurisdictions outside the United States as may be applicable in respect of the Restricted Shares.

In connection with the grant or vesting of the Restricted Shares, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

16.                               Miscellaneous Provisions.

(a)                                 Notices.  Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other.  Notwithstanding the foregoing, the Company may deliver notices to the Participant by means of email or other electronic means that are generally used for employee communications.  Any such notice shall be deemed effective upon receipt thereof by the addressee.

(b)                                 Headings.  The headings of sections and subsections are included solely for convenience of reference and shall not affect the meaning of the provisions of this Agreement.

(c)                                  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

(d)                                 Incorporation of Plan; Entire Agreement.  This Agreement and the Restricted Shares shall be subject to the Plan, the terms of which are incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern.  This Agreement and the Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof.  They supersede all other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.  The Participant acknowledges receipt of the Plan, and represents that he is familiar with its terms and provisions.

(e)                                  Amendments.  Subject to all applicable laws, rules and regulations, the Committee shall have the power to amend this Agreement at any time provided that such amendment does not adversely affect, in any material respect, the Participant’s rights under this Agreement without the Participant’s consent.  Notwithstanding the foregoing, the Company shall have broad authority to alter or amend this Agreement and the terms and conditions applicable to the Restricted Shares without the consent of the Participant to the extent it deems necessary or desirable in its sole discretion (i) to comply with or take into account changes in, or rescissions or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules or standards and other applicable laws, rules, regulations, guidance, ruling, judicial decision or legal requirement, (ii) to ensure that the Restricted Shares are not subject to taxes, interest and penalties under Section 409A of the Code, (iii) to take into account unusual or nonrecurring events or market conditions, or (iv) in any other manner set forth in Section 16 of the Plan.  Any amendment, modification or termination shall, upon adoption, become and be binding on all persons affected thereby without requirement for consent or other action with respect thereto by any such person.  The Committee shall give written notice to the Participant in accordance with Section 16(a) of any such amendment, modification or termination as promptly as practicable after the adoption thereof.  The foregoing shall not restrict the ability of the Participant and the Company by mutual consent to alter or amend the terms of the Restricted Shares in any manner that is consistent with the Plan and approved by the Committee.

(f)                                   Successor.  Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company, and to any Permitted Transferee pursuant to Section 6.

(g)                                  Choice of Law.  Except as to matters of federal law, this Agreement and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its conflict of law rules).

(h)                                 Clawback.  Any awards made pursuant to the Plan shall be subject to any recoupment policy adopted by the Company or required by law as in effect from time to time.

ADVANCED DISPOSAL SERVICES, INC.

By:
Name:
Title:

By:
Name:
Title:

The undersigned hereby acknowledges having read the Plan and this Agreement, and hereby agrees to be bound by all the provisions set forth in the Plan and this Agreement.

Participant Name (Printed):

Signature:

Date:

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income for [YEAR] the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are:

TAXPAYER’S NAME:

SPOUSE’S NAME:

TAXPAYER’S SOCIAL SECURITY NO.:

SPOUSE’S SOCIAL SECURITY NO.:

TAXABLE YEAR:

ADDRESS:

2. The property which is the subject of this election is shares of Common Stock of Advanced Disposal Services, Inc. (“Common Stock”).

3. The property was transferred to the undersigned on [DATE].

4. The property is subject to the following restrictions:  The shares of Common Stock are subject to cancellation if unvested as of the date of termination of service other than for retirement, death, disability or certain qualifying terminations in connection with a change in control, and are nontransferable until vested.

5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:   $[     ] per share x          shares = $          .

6. The undersigned paid $[     ] per share x          shares for the property transferred or a total of $[     ].

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property.  A copy of the election also will be furnished to the person for whom the services were performed.  The undersigned understands that this election will also be effective as an election under [STATE] law.

Dated:

Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:

Spouse of Taxpayer